Mortgage Servicing Rights	6 Months Ended	9 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Text Block [Abstract]
Mortgage Servicing Rights

Note 7—Mortgage Servicing Rights

Mortgage servicing rights (MSRs) are recorded when loans are sold to third parties with servicing of those loans retained. In addition, MSRs are recorded when acquiring or assuming an obligation to service a financial (loan) asset that does not relate to an asset that is owned. Servicing assets are initially measured at fair value determined using a discounted cash flow model based on market assumptions at the time of origination. Subsequently, the MSR asset is carried at the lower of amortized cost or fair value. MSRs are assessed for impairment using a discounted cash flow model provided by a third party that is based on current market assumptions at the end of each reporting period. For purposes of measuring impairment, the servicing rights are stratified into relatively homogeneous pools based on characteristics such as product type and interest rate bands. Impairment is recognized, if necessary, at the pool level rather than for each individual servicing right asset.

Accounting for MSRs is based on the amortization method. Under this method, servicing assets are amortized in proportion to and over the period of net servicing income. Income generated as the result of the capitalization of new servicing assets is reported as net gain on sale of loans and the amortization of servicing assets is reported as a reduction to loan servicing income in the Consolidated Statements of Operations. Ancillary income is recorded in other non-interest income.

Information regarding the Corporation’s mortgage servicing rights is as follows:

	Three Months Ended June 30		Six Months Ended June 30
	2014	2013	2014	2013
	(In thousands)
Balance at beginning of period	$22,341	$24,235	$23,041	$24,348
Additions	353	1,383	599	3,036
Amortization	(922)	(1,747)	(1,868)	(3,513)

Balance at end of period—before valuation allowance	21,772	23,871	21,772	23,871
Valuation allowance	(843)	(1,153)	(843)	(1,153)

Balance at end of period	$20,929	$22,718	$20,929	$22,718

	As of June 30,
	2014	2013
Fair value at the end of the period	$21,588	$23,372
Key assumptions:
Weighted average discount rate	11.98%	12.17%
Weighted average prepayment speed	8.63%	9.08%

The projections of amortization expense for mortgage servicing rights set forth below are based on asset balances as of June 30, 2014 and an assumed amortization rate of 20% per year. Future amortization expense may be significantly different depending upon changes in the mortgage servicing portfolio, mortgage interest rates and market conditions.

MSR Amortization
(In thousands)
Six months ended June 30, 2014	$1,868

Estimate for the year ended December 31,
2014	$2,177
2015	3,919
2016	3,135
2017	2,508
2018	2,007
Thereafter	8,026

Total	21,772

The unpaid principal balance of mortgage loans serviced for others is not included in the Consolidated Balance Sheets. The unpaid principal of mortgage loans serviced for others was approximately $2.59 billion at June 30, 2014 and $2.71 billion at December 31, 2013.

Loans intended to be sold are originated in accordance with specific criteria established by the investor agencies—these are known as “conforming loans”. During the sale of these loans, certain representations and warranties are made that the loans conform to these previously established underwriting standards. In the event that any of these representations and warranties or standards are found to be out of compliance, the Corporation may be responsible for repurchasing the loan at the unpaid principal balance or indemnifying the buyer against loss related to that loan.

Note 8—Mortgage Servicing Rights

Mortgage servicing rights (MSRs) are recorded when loans are sold to third parties with servicing of those loans retained. In addition, MSRs are recorded when acquiring or assuming an obligation to service a financial (loan) asset that does not relate to an asset that is owned. Servicing assets are initially measured at fair value determined using a discounted cash flow model based on market assumptions at the time of origination. Subsequently, the MSR asset is carried at the lower of amortized cost or fair value. MSRs are assessed for impairment using a discounted cash flow model provided by a third party that is based on current market assumptions at the end of each reporting period. For purposes of measuring impairment, the servicing rights are stratified into relatively homogeneous pools based on characteristics such as product type and interest rate bands. Impairment is recognized, if necessary, at the pool level rather than for each individual servicing right asset.

Accounting for MSRs is based on the amortization method. Under this method, servicing assets are amortized in proportion to and over the period of net servicing income. Income generated as the result of the capitalization of new servicing assets is reported as net gain on sale of loans and the amortization of servicing assets is reported as a reduction to loan servicing income in the consolidated statements of operations. Ancillary income is recorded in other non-interest income.

Information regarding the Corporation’s mortgage servicing rights for the nine months ended December 31, 2013 and the fiscal year ended March 31, 2013 is as follows:

	Nine Months Ended	Year Ended
	December 31, 2013	March 31, 2013
	(In thousands)
Balance at beginning of period	$24,235	$24,970
Additions	2,751	8,566
Amortization	(3,945)	(9,301)

Balance at end of period - before valuation allowance	23,041	24,235
Valuation allowance at end of period	(747)	(2,411)

Balance at end of period	$22,294	$21,824

Fair value at the end of the period	$23,553	$22,088
Key assumptions:
Weighted average discount rate	12.02%	10.79%
Weighted average prepayment speed	7.06%	11.76%

The projections of amortization expense for mortgage servicing rights set forth below are based on asset balances as of December 31, 2013 and an assumed amortization rate of 20% per year. Future amortization expense may be significantly different depending upon changes in the mortgage servicing portfolio, mortgage interest rates and market conditions.

MSR
Amortization
(In thousands)
Nine months ended December 31, 2013	$3,945

Estimate for the year ended December 31,
2014	$4,608
2015	3,687
2016	2,949
2017	2,359
2018	1,888
Thereafter	7,550

Total	$23,041

The unpaid principal balance of mortgage loans serviced for others is not included in the consolidated balance sheets. The unpaid principal of mortgage loans serviced was approximately $2.71 billion at December 31, 2013 and $2.91 billion at March 31, 2013.

Loans intended to be sold are originated in accordance with specific criteria established by the investor agencies—these are known as “conforming loans”. During the sale of these loans, certain representations and warranties are made that the loans conform to these previously established underwriting standards. In the event that any of these representations and warranties or standards are found to be out of compliance, the Corporation is responsible for repurchasing the loan at the unpaid principal balance or indemnifying the buyer against loss related to that loan. The expense recorded to indemnify investors for such losses totaled $687,000 and $1.4 million for the nine months ended December 31, 2013 and 2012, respectively, and $4.5 million and $157,000 for the fiscal years ended March 31, 2013 and 2012, respectively. The $4.5 million recorded in the fiscal year ended March 31, 2013 included a $2.6 million provision for repurchased loans.